                                 LEASE AGREEMENT                  EXHIBIT 10.22


         THIS LEASE AGREEMENT, made and entered into by and between Whitson Properties, L.C., a Texas limited liability company. hereinafter referred to as "Landlord", and Span Instruments, Inc., a Texas corporation, hereinafter referred to as "Tenant".

                             W I T N E S S E T H:

         1. PREMISES AND TERM. In consideration of the obligation of Tenant to pay rent herein provided, and in consideration of the other,terms provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord, certain premises situated within the County of Collin, State of Texas, more particularly described on Exhibit "A" attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and immunities belonging to or in any way pertaining to the premises and together with the buildings and other improvements situated or to be situated upon said premises (said real property, buildings and improvements being hereinafter referred to as the "premises").

         TO HAVE AND TO HOLD the premises for a term commencing on the "Commencement Date", as hereinafter defined, and ending one hundred (120) months thereafter, provided, however, that, in the event the "Commencement Date" is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the "Commencement Date".

         The "Commencement Date" shall be September 1, 1995. Tenant acknowledges that it has inspected and accepts the premises, and specifically the buildings and improvements comprising the same, in their present condition as suitable for the purpose for which the premises are leased. The taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the premises, nor promises to alter, remodel or improve the premises have been made by Landlord, unless such are expressly set forth in this lease.

         2. RENT. Tenant agrees to pay to Landlord rent for the premises in advance, without demand, deduction or set off, in monthly installments of $55,500. One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable, without demand, on or before the first day of each calendar month succeeding the "Commencement Date" during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement of the lease term shall be prorated.

         3.       USE. During the term of this lease, the premises shall be
used for any lawful purpose. Tenant shall, at its own cost and expense, obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable
to the use of   the premises, including, but not limited to the Americans With
Disabilities Act, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon or connected with the premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive of highly inflammable. Tenant will not permit the premises to be used for any purpose or in any manner which
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would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits.

         4.       TAXES.

         A. Tenant agrees to pay, before they become delinquent, all taxes and assessments and other governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as the "taxes") lawfully levied or assessed against the premises. Tenant shall furnish to Landlord, not later than twenty (20) days before the date any such taxes become delinquent, official receipts of the appropriate taxing authority or other evidence satisfactory to Landlord evidencing payment thereof. If Tenant should fail to pay any taxes required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects, pay such taxes.

         B. If, at any time during the term of this lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges. or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

         C. Tenant may, at its sole cost and expense, in its own name and/or in the name of Landlord, dispute and contest any taxes by appropriate proceedings diligently conducted in good faith, but only after Tenant has deposited with Landlord the amount so contested and unpaid, which shall be held by Landlord without obligation for interest until the termination of the proceedings, at which time the amount deposited shall be applied by Landlord toward the payment of the items held valid (plus any court costs, interest, penalties, and other liabilities associated with the proceedings), and Tenant's share of any excess shall be returned to Tenant. Tenant further agrees to pay to Landlord, upon demand, Tenant's share (as among all tenants who participated in the contest) of all court costs, interest, penalties, and other liabilities relating to such proceedings. Tenant hereby indemnifies and agrees to hold harmless the landlord from and against any cost, damage, or expense (including attorneys' fees) in connection with any such proceedings.

         D. Any payment to be made pursuant to this Paragraph 4, with respect to the real estate tax year in which this lease commences or terminates, shall be prorated.

         5. REPAIRS AND MAINTENANCE. Tenant shall, at its own cost and expense, keep and maintain all parts of the premises in good condition, promptly making all necessary repairs and replacements, interior and exterior, structural and non-structural, ordinary and extraordinary, including, but not limited to, windows, glass and plate glass doors, and any special office entry, walls and finish work, floor and floor covering, roof, foundations, down spouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including keeping the parking areas, driveways, alleys and the whole of the premises in a clean and sanitary condition. Tenant shall at its own cost and expense repaint exterior overhead doors, canopies, entries, handrails, gutters, and other




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exposed parts of the building which reasonably require periodic repainting to prevent deterioration or to maintain aesthetic standards.

         6. ALTERATIONS. Tenant shall not make any material alterations additions or improvements to the premises without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner make such minor alterations, additions or improvements or erect, remove or alter such partitions, or erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease, and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises to their original condition by the date of termination of this lease: provided, however, that if Landlord so elects prior to termination of this lease, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this lease and shall be delivered up to the Landlord with the premises. All shelves, bins, machinery and trade fixtures shall be and remain property of Tenant and may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed if required by Landlord; upon any such removal Tenant shall restore the premises to their original condition. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the premises. If Landlord requires that the shelves, bins, machinery, and trade fixtures be removed and they are not removed prior to termination of this Lease. Landlord may store said shelves, bins, machinery and trade fixtures at the premises or at some other location for a period of up to 60 days after termination of this Lease. If the shelves, bins, machinery and trade fixtures have not been claimed within said 60 day period they shall conclusively be deemed to have been abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without notice to Tenant or to any other person and without obligation to account for them. Tenant will pay Landlord all expenses incurred in connection with Landlord's disposition of such property, including without limitation the cost of repairing any damage to the building or the premises caused by removal of such property. Tenant's obligation to observe and perform this covenant will survive the end of this Lease.

         7. SIGNS. Tenant shall have the right to install signs upon the premises only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs by the termination of this lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the building and other improvements, and Tenant shall repair any injury or defacement, including, without limitation, discoloration caused by such installation or removal.

         8. INSPECTION. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six
(6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises, and shall have the right to erect on the premises a suitable sign indicating



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that the premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises at the time of vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

         9. UTILITIES. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges or the like pertaining thereto. and maintenance charges for utilities, and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion, as determined by Landlord, of all charges jointly metered with other premises. Landlord shall in no event be liable for any interruption or failure of utility services on the premises.

         10. ASSIGNMENT AND SUBLETTING. Tenure shall not have the right to assign this lease or to sublet the whole or any part of the premises without the prior written consent of Landlord. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collections shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

         11.      INSURANCE, FIRE AND CASUALTY DAMAGE.

         A. Tenant, at Tenant's expense, agrees to maintain insurance covering the building of which the premises are a part in an amount not less than eighty percent (80%) (or such greater percentage as way be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightening, Extended Coverage, Vandalism and Malicious Mischief, extended by Special Extended Coverage Endorsement to insure against all other Risks of Direct Physical Loss. All such coverages and endorsements shall be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State of Texas for use by insurance companies admitted in such state for the writing of such insurance risks located within such state. Landlord shall be named as an additional insured on all policies. Any mortgagee of the premises shall be listed as such on all policies as well. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the Commencement Date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days' written notice shall be given to Landlord before such policy may be canceled or changed to reduce the insurance provided thereby.




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         B.       If the buildings situated upon the premises should be damaged or destroyed in whole or in part for any reason whatsoever, regardless of whether or not the same is caused by any peril covered by the insurance to be provided by Tenant under subparagraph 11A above, Tenant shall give immediate notice thereof to Landlord, and Tenant shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage or destruction, subject to Landlord's prior written approval of the plans and specifications for such rebuilding and repairing. Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the premises are unfit for occupancy as a result of any such damage or destruction. Subject to Paragraph 11C below, Tenant shall be entitled to use all insurance proceeds payable under the policies described in Paragraph 11A above.

         C. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon Tenant shall assign to Landlord all rights to any insurance proceeds payable under the insurance required under subparagraph 11A above, and all rights and obligations hereunder shall cease and terminate.

         D. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or any person claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement.

         12. LIABILITY. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam, or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), and Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including, without limitation, attorneys' fees and damages, both real and alleged, arising out of any such damage or injury. Tenant shall procure and maintain throughout the term of this lease, at its sole cost and expense, comprehensive general liability insurance with broad form extensions covering claims for personal and bodily injury or property damage occurring in, on, under, within, upon or about to premises, or as a result of operations thereon (including contractual liability covering indemnities set forth in this lease), for limits, unless otherwise agreed by Landlord, of not less than $1,000,000.00 combined single limit for personal and bodily injury or property damage. All such policies shall be procured by Tenant from responsible insurance companies licensed




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to do business in Texas which are satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the Commencement Date of this lease. Not less than fifteen (15) days prior to expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days' written notice shall be given to Landlord before such policy may be cancelled or changed to reduce the insurance provided thereby.

         13.      CONDEMNATION.

         A. If the whole or any substantial part of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are then being used, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said premises shall occur.

         B. If part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by fight of eminent domain or by private purchase in lieu thereof, and this lease is not terminated as provided in subparagraph 13A above, this lease shall not terminate, but the rent payable hereunder during the unexpired portion of this lease stall be reduced to such extent as may be fair and reasonable under all of the circumstances.

         C. In the event of any such taking or private purchase in lieu thereof, all compensation awarded for any taking (or sale process in lieu thereof) shall be the sole property of the Landlord and Tenant shall have no claim thereto.

         14. HOLDING OVER. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord. In the event of any holding over by Tenant or any of its successors in interest after the termination of this lease, unless the parties hereto otherwise agree in writing, the hold-over tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days' advance written notice, or by Tenant at any time upon not less than thirty (30) days' advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this lease except as otherwise expressly provided.

         15. QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the premises for the term. hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

         16. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this lease:

                  (a) Tenant shall fail to pay any installment of the rent hereby reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or




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         reimbursement to Landlord required herein when due, and such failure shall continue for a period of ten (10) days after written notice thereof to Tenant.

                  (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

                  (c) Tenant shall file a petition for relief under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof, or any bankruptcy or similar proceedings shall be filed involuntarily against Tenant thereunder.

                  (d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

                  (e) Tenant shall desert or vacate any substantial portion of the premises.

                  (f) Tenant shall fail to comply with any term, provision, or covenant of this lease (other than the foregoing in this Paragraph
         16), and shall not cure such failure within thirty (30) days after written notice thereof to Tenant (or such longer period as is reasonably necessary to cure such failure, provided that Tenant shall commence the cure of such failure within such thirty (30) day period and shall continuously and diligently pursue the remedy of such failure).

         17. REMEDIES. Upon the occurrence of any of such events of default described in Paragraph 16 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                  (a) Terminate this lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim or damages therefor; and Tenant agrees to pay to Landlord on demand the amount of any loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise.

                  (b) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and relet the premises and receive the rent therefor, and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this Agreement, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

                  (c) Enter upon the premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do



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         under the terms of this lease; and Tenant agrees to reimburse Landlord, on demand, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of the Landlord or otherwise.

         Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this lease or an acceptance of the surrender of the premises, and no agreement to terminate this lease or to accept a surrender of said premises shall be valid unless in writing signed by Landlord. No waiver by Landlord or any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall became necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder. Tenant agrees to pay any attorneys' fees so incurred by Landlord.

         18. NO LANDLORD'S LIEN. Landlord hereby waives any landlord's lien or similar lien for rent, whether the same arises by statute or common law.

         19. MORTGAGES. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter, on demand, execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage.

         20. MECHANIC'S LIENS. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost




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
or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease.

         21. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing, or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

                  (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

                  (b) All payment required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

                  (c) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

                  LANDLORD:                            TENANT:

         Whitson Properties, L.C.                  Span Instruments, Inc.
         1947 Avenue K                             1947 Avenue K
         Plano, Texas 75074                        Plano, Texas 75074

         If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.




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         22.      MISCELLANEOUS.

         A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

         B. The terms, provisions, covenants, and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns except as otherwise herein expressly provided. Each party agrees to furnish the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

         C. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

         D. Tenant agrees from time to time within ten (10) days after request of landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining to this lease as may be reasonably requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

         E. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

         F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration of earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair. Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this subparagraph 22F.

         G. If any cause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties of this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal and enforceable.

         H. All references in this lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.


         EXECUTED BY LANDLORD, this 31st day of August, 1995.

                                   LANDLORD:

                                   WHITSON PROPERTIES, L.C.




                                   By: /s/ Don E. Whitson
                                   ----------------------------------------
                                   Name (print): DON E. WHITSON
                                   ----------------------------------------
                                   Title: PRESIDENT
                                   ----------------------------------------




         EXECUTED BY TENANT, this 31st day of August, 1995.

                                   TENANT:

                                   SPAN INSTRUMENTS, INC.

                                   By: /s/ Brian R. Day
                                   ----------------------------------------
                                   Name (print): Brian R. Day
                                   ----------------------------------------
                                   Title: CFO
                                   ----------------------------------------



Exhibits:

Exhibit "A" - Description of Premises

                                   Exhibit "A"

                             Description of Premises

                                  Exhibit 4.23



                          AMENDMENT TO LEASE AGREEMENT



         This Amendment to Lease Agreement is made and entered into as of the 1st day of October, 1995, by and between Whitson Properties, L.C., a Texas limited liability company, hereinafter referred to as "Landlord", and Span Instruments, Inc., a Texas corporation, hereinafter referred to as "Tenant".


                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant have previously entered into that certain Lease Agreement ("Lease"), dated August 31, 1995, covering the property described on Exhibit "A" attached hereto and incorporated herein by reference for all purposes;

         WHEREAS, Landlord and Tenant desire to amend the terms of the Lease as hereinafter provided;

         NOW, THEREFORE, IN WITNESS WHEREOF, Landlord and Tenant desire to amend the Lease in the following respects:

         1. The second paragraph of the section in the Lease entitled "1. Premises and Term" is hereby deleted in its entirety and the following paragraph is substituted therefor:

         TO HAVE AND TO HOLD the premises for a term commencing on the "Commencement Date", as hereinafter defined, and ending two hundred and six (206) months thereafter, provided, however, that, in the event the "Commencement Date" is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the "Commencement Date".

         2. The first sentence of the section in the Lease entitled "2. Rent" is hereby deleted in its entirety and the following sentence is substituted therefor:

         Tenant agrees to pay to Landlord rent for the premises in advance, without demand, deduction or set off, in monthly installments as set forth on Exhibit "B" attached hereto and incorporated herein by this reference.

         3. Exhibit "B" attached to this Amendment is hereby incorporated into and made a part of the Lease.

         4. Except as amended herein, the Lease shall remain in full force and effect.

         5. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and either of the parties hereto may execute this Amendment by signing any such counterpart.

         IN WITNESS WHEREOF, this Amendment is hereby executed as the date first set forth above.


                                        WHITSON PROPERTIES, L.C., a Texas
                                        limited liability company



                                        By: /s/ Brian R. Day
                                        ---------------------------------
                                        Its: VICE PRESIDENT



                                        SPAN INSTRUMENTS, INC., a Texas
                                        corporation



                                        By: /s/ Brian R. Day
                                        ---------------------------------
                                        Its: CHIEF FINANCIAL OFFICER

                                    EXHIBIT A


TRACT 1:

BEING located at 1947 Avenue K, being Lot 1, Block 1 of Whitson Addition, an addition to the City of Plano, Texas, according to the plat recorded in Volume G, Page 469, Map Records Collin County, Texas, and being more particularly described as follows:

BEGINNING at the intersection of the East line of an 80' Southern & Pacific Railroad right-of-way, with the Southeast line of 22nd Street, said point being the most Northwesterly corner of said Lot 1, same being in a curve to the left, having a central angle of 07 deg. 52 min. 44 sec., a radius of 320.00 feet, a chord bearing of North 69 deg. 49 min. 39 sec. East, a 1/2" iron rod set for corner;

THENCE: Northeasterly, with said curve to the left, same being with the said Southeast line of 22nd Street, an arc distance of 44.00 feet to the beginning of a curve to the right, having a central angle of 24 deg. 06 min. 43 sec., a radius of 280.00 feet, a 1/2" iron rod set for corner;

THENCE: Northeasterly, with said curve to the right, same being with the said Southeast line of 22nd Street, an arc distance of 117.83 feet to the end of said curve, a 1/2" iron rod set for corner;

THENCE: East, with the South line of 22nd Street, a distance of 27.98 feet to the Northwest corner of Dickinson Addition, an addition to the City of Plano, Texas according to the plat recorded in Volume C, Page 152, Map Records Collin County, Texas an "x" found in concrete for corner;

THENCE: South 00 deg. 39 min. 05 sec. West, with the West line of said Dickinson Addition, a distance of 153.79 feet, a 1/2" iron rod set for corner;

THENCE: South 89 deg. 55 min. 33 sec. East with the South line of Said Dickinson Addition, a distance of 227.28 feet to a point in the West line of Avenue K, (a 100' R.O.W.), a 1/2" iron rod set for corner;

THENCE: South 00 deg. 29 min. 12 sec. West, with the said West line of Avenue K, a distance of 216.39 feet to the Southeast corner of said Lot 1, a 1/2" iron set for corner;

THENCE: North 89 deg. 44 min. West, with the North line of Lot 1, Block B of Miller & Hood Highway Addition, an addition to the City of Plano, Texas, a distance of 150.82 feet, a 1/2" iron rod set for corner;

THENCE: North 00 deg. 09 min. 11 sec. East with the East line of Lot 3, Block B of said Miller & Hood Highway Addition, a distance of 58.11 feet, a 1/2" iron rod found for corner;

THENCE: North 89 deg. 28 min. 15 sec. West, with the North line of Block B of said Miller & Hood Highway Addition, a distance of 259.66 feet to a point in the said East line of the Southern Pacific Railroad right-of-way, a 1/2" iron rod found for corner;

THENCE: North 00 deg. 38 min. 03 sec. East with the East line of said railroad right-of-way, a distance of 269.67 feet to the PLACE OF BEGINNING and CONTAINING 99,228 square feet or 2.278 acres of land.

TRACT 2:

BEING located at 2201 Avenue K, being part of Lot 1, Block 1 of Apple Square Revised Addition, an addition to the City of Plano, Texas, according to the plat recorded in Volume F, Page 233, Map Records of Collin County, Texas, and being more particularly described as follows:

BEGINNING at a point in West line of Avenue K, (a 100' R.O.W.), said point being North 00 deg. 29 min. 12 sec. East, a distance of 133.00 feet from the intersection of the said West line of Avenue K, with the North line of 22nd Street, (a 40' R.O.W.), same being from the Southeast corner of said Lot 1, a p.k. nail set for corner;

THENCE:  West, a distance of 181.10 feet, an "x" in concrete for corner;

THENCE: South 00 deg. 29 min. 12 sec. West, a distance of 133.00 feet to a point in the said North Line of 22nd Street, a 1/2" iron rod set for corner;

THENCE: West, with the said North line of 22nd Street, a distance of 74.06 feet to the beginning of a curve to the left, having a central angle of 10 deg. 46 min. 07 sec. a radius of 320.00 feet, a 1/2" iron rod set for corner;

THENCE: Westerly, with the said North line of 22nd Street, same being with said curve to the left, an arc distance of 60.14 feet to the end of said curve, a 1/2" iron rod set for corner;

THENCE: South 89 deg. 58 min. 10 sec. West, with the South line of said Lot 1, a distance of 95.05 feet to a point in the East line of an 80' Southern & Pacific Railroad right-of-way, an "x" cut found for corner;

THENCE: North 00 deg. 38 min. 03 sec. East, with the East line of said railroad right-of-way, a distance of 527.58 feet to the Northwest corner of said Lot 1, a 1" iron rod found for corner;

THENCE: South 89 deg. 22 min. 08 sec. East, with the North line of said Lot 1, same being with the South line of Vista North Apartments, a distance of 408.58 feet to a point in the said West line of Avenue K, an "x" found in concrete for corner;

THENCE: South 00 deg. 29 min. 12 sec. West, with the said West line of Avenue K, a distance of 384.38 feet to the PLACE OF BEGINNING and CONTAINING 189,225 square feet or 4.344 acres of land.

                                    EXHIBIT B



Lease Month                                    Monthly Rental Installments
- -----------                                    ---------------------------
1 through 60                                             $37,500.00

61 through 120                                           $39,375.00

121 through 206                                          $41,343.75